Hartford Life Insurance Company Separate Account Three:

333-101927	Hartford Select Leaders (Series II-IV)
333-102625	Hartford Select Leaders Outlook (Series I-II)
333-35000	Hartford Select Leaders (Series I/IR)
333-69493	Select Dimensions (Series II/IIR)
033-80738	Select Dimensions (Series I)

Hartford Life and Annuity Company Separate Account Three:

333-101928	Hartford Select Leaders (Series II-IV)
333-102628	Hartford Select Leaders Outlook (Series I-II)
333-34998	Hartford Select Leaders (Series I/IR)
333-69491	Select Dimensions (Series II/IIR)
033-80732	Select Dimensions (Series I)

Supplement Dated August 23, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated August 23, 2007 to Your Prospectus

MFS Core Equity Series Sub-Account will be closed to Contracts issued on or after November 12, 2007.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6158